UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

GREAT AJAX CORP.

(Exact name of registrant as specified in its charter)

Maryland	001-36844	47-1271842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9400 SW Beaverton-Hillsdale Hwy, Suite 131 Beaverton, OR 97005	97005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 505-5670

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AJX	New York Stock Exchange
7.25% Convertible Senior Notes due 2024	AJXA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On May 7, 2020, Great Ajax Corp., a Maryland corporation (the “Company”), and its operating partnership and manager, entered into a securities purchase agreement (the “Purchase Agreement”) with affiliates of each of Flexpoint Ford LLC, Magnetar Capital LLC and Wellington Management Company LLP (the “Purchasers”). Pursuant to the Purchase Agreement, the Company, in a private placement made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(a)(2) of the Securities Act, agreed to issue and sell to the Purchasers 1,112,400 shares of the Company’s 7.25% Fixed-to-Floating Rate Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and 87,600 shares of the Company’s 5.00% Fixed-to-Floating Rate Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock,” and together with the Series A Preferred Stock, the “Preferred Stock”), each for $25.00 per share for gross proceeds of approximately $30,000,000 (the “Private Placement”). The Company also agreed to issue and sell to the Purchasers two series of warrants (the “Warrants”) to purchase an aggregate of 1,500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock,” and such Common Stock issuable upon exercise of the Warrants, the “Warrant Shares”), at an exercise price of $10.00 (the “Exercise Price”) with an exercise period expiring five years after closing. The Warrants include a put option that will allow the Purchasers to sell the Warrants to the Company at a specified put price on or after August 7, 2023. The Company expects to use the net proceeds from the Private Placement to acquire mortgage loans and mortgage-related assets consistent with the Company’s investment strategy. The respective preferences, limitations, powers and relative rights of the Series A Preferred Stock and Series B Preferred Stock are the same as the respective preferences, limitations, powers and relative rights of the Series A Preferred Stock and Series B Preferred Stock issued by the Company on April 6, 2020 as set forth in the Articles Supplementary filed by the Company with the Maryland Department of Assessments and Taxation on April 6, 2020.

As of December 31, 2019, Flexpoint Great Ajax Holdings LLC, an affiliate of Flexpoint Ford LLC, beneficially owned approximately 4.3% of our outstanding shares of common stock. Additionally, Steven L. Begleiter, our director, is a managing director of Flexpoint Ford, LLC, the manager of the investment fund that owns Flexpoint Great Ajax Holdings LLC. In accordance with our related party transaction policy, our board of directors, including all of the independent directors, and the audit committee each approved the issuance of Preferred Stock and Warrants to an affiliate of Flexpoint Ford LLC with the same preferences, limitations, powers and relative rights as the Preferred Stock and Warrants issued to affiliates of Magnetar Capital LLC on April 6, 2020.

Registration Rights Agreement

Pursuant to the terms of the Registration Rights Agreement entered into by and between the Company and the Purchasers, the Company shall, within 90 calendar days of April 6, 2020, use commercially reasonable efforts to prepare and file a Registration Statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the Preferred Stock and the Warrant Shares, and use commercially reasonable efforts to cause the SEC to declare the Registration Statement effective within 180 calendar days after April 6, 2020.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement attached as Exhibit 10.2 hereto.

Item 3.02 Unregistered Sales of Equity Securities

On May 7, 2020, the Company issued the shares of Preferred Stock and Warrants to the Purchasers in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 7, 2020, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”) to increase the number of authorized shares of Series A Preferred Stock and Series B Preferred Stock. The Company also filed Articles of Amendment to amend the Articles Supplementary filed with the SDAT on April 6, 2020.

The foregoing descriptions of the Articles Supplementary and the Articles of Amendment do not purport to be complete and are qualified in their entirety by the full text of the Articles Supplementary and the Articles of Amendment attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On May 7, 2020, the Company issued a press release (the “Press Release”) announcing that the Company completed the issuance of shares of Preferred Stock and Warrants to the Purchasers. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

3.1	Articles Supplementary
3.2	Articles of Amendment to the Articles Supplementary
4.1	Form of Series A Warrant
4.2	Form of Series B Warrant
10.1	Securities Purchase Agreement, dated May 7, 2020, by and among the Company, Great Ajax Operating Partnership LP, Thetis Asset Management LLC and the Purchasers named therein
10.2	Registration Rights Agreement, dated May 7, 2020, by and among the Company and the Purchasers named therein
99.1	Press Release dated May 7, 2020

EXHIBIT INDEX

Exhibit	Description

3.1	Articles Supplementary
3.2	Articles of Amendment to the Articles Supplementary
4.1	Form of Series A Warrant
4.2	Form of Series B Warrant
10.1	Securities Purchase Agreement, dated May 7, 2020, by and among the Company, Great Ajax Operating Partnership LP, Thetis Asset Management LLC and the Purchasers named therein
10.2	Registration Rights Agreement, dated May 7, 2020, by and among the Company and the Purchasers named therein
99.1	Press Release dated May 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT AJAX CORP.

Date: May 7, 2020	By:	/s/ Mary Doyle
Mary Doyle
Chief Financial Officer